Exhibit 99.2

Greater Bay Bancorp slide presentation
for November 6, 2001 U.S. Bancorp Piper Jaffray conference

Greater Bay Bancorp









Financial Services Conference

Guides for the journey.℠

usbancorp Piper Jaffray.

Greater Bay Bancorp

U.S. Bancorp Piper Jaffray Financial Services Conference

November 6-7, 2001

David L. Kalkbrenner, President & CEO

Steven C. Smith, EVP, CFO & CAO

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to current expectations of Greater Bay Bancorp (the "Company") regarding future operating results, growth in loans, deposits and assets, net loan charge-offs, level of loan loss reserves, loan quality, continued success of its Super Community Banking strategy and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest spread, and the quality of the Company's earning assets; (2) government regulations;(3) the ability to successfully integrate pending mergers and acquisitions; (4) completion of the formation of the REIT; (5) the risks relating to the Company's warrant positions; and (6) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2000.

Index

- Franchise Overview
- Key Areas of Focus
- Acquisition Strategy and Effectiveness
- Financial Highlights
- Credit Quality
- Performance Goals and High-Performing Bank Comparisons
- Current Economic Conditions
- Experienced Team

Franchise Overview

Regional Community Banking

Resources of a Mid-Cap Banking Company with the Client Service of a Community Bank

- **Largest independent community bank holding company headquartered in Northern California with assets of \$7.5 billion and deposits of \$4.9 billion (after SJNB Financial Corp. merger which closed on 10/23/01)**
  - Business Banking focus (small & mid-sized businesses)
  - Personal Banking presence among high net worth individuals, owners/managers of business banking clients and custom banking for individuals
  - Trust and investment services
  - Specialty finance

Regional Community Banking

- Eleven community banks with 45 offices in 8 counties located in the San Francisco Bay Area
- The third largest commercial bank headquartered in Northern California
- The fourth largest commercial bank headquartered in California

Greater Bay Bancorp Markets - Regional Community Banking

South Bay Region
- Bank of Santa Clara
- Cupertino National Bank
- Greater Bay Bank – San Jose
- Greater Bay Bank – Santa Clara
- Greater Bay Bank – SBA Lending
- Venture Banking Group
- San Jose National Bank

San Francisco / Peninsula Region
- Bay Area Bank
- Golden Gate Bank
- Mid-Peninsula Bank
- Peninsula Bank of Commerce

East Bay Region
- Bay Bank of Commerce
- Greater Bay Bank – Fremont
- Greater Bay Bank – Walnut Creek
- Mt. Diablo National Bank



GREATER BAY
BANCORP

Coast Region
- Coast Commercial Bank
- Greater Bay Bank – Carmel

North Bay Region
- Bank of Petaluma
- Greater Bay Bank – Marin

Other Businesses / Divisions
- Greater Bay Bancorp – International Banking
- Greater Bay Corporate Finance
- Greater Bay Trust Company
- Greater Bay Private Capital Banking
- Pacific Business Funding
- The Matsco Companies
- Administrative Offices

11 Banks – 45 Offices

Keys Areas of Focus

Key Areas of Focus

- Credit Quality
- Core Deposit Growth
- Net Interest Margin
- Top Line Revenue Growth
- Efficiency
- Relationship Management

Key Areas of Focus

- Credit Quality
  - Non-performing asset levels are below peer group, but Greater Bay believes that even greater credit orientation is warranted. Specific measures include tighter underwriting standards and more aggressive management of non-accruals.
- Core Deposit Growth
  - Following the phase of rapid acquisition-driven deposit growth, Greater Bay intends to expand its deposit franchise organically through market penetration and cross-selling.
- Net Interest Margin
  - Declining rates have resulted in margin compression; however, Greater Bay has successfully mitigated the compression with client relationship pricing initiatives.

Key Areas of Focus

- Revenue Growth
  - Focus on core business growth in interest earning assets, while also increasing fee based businesses.
- Efficiency
  - Having achieved substantial declines in its efficiency ratio, Greater Bay will continue to drive efficiencies to the bottom line through expense reduction and increased productivity.
- Relationship Management
  - Knowing your borrower and their business, while providing personalized service, differentiates Greater Bay.

Regional Community Banking

11 Banks
- Local Management and Board
- Local Client Decision Making
- Commitment to Client Service
- Strong Community Involvement

Specialty Finance
- International/Trade Finance
- Leasing
- Factoring
- Asset Based Lending
- SBA Lending


Greater Bay Financial Group

Business & Technology Support Services
- Investment in Technology
- Back Office Efficiency
- Broad Line of Services

Trust Company
- Wealth Management
- Private Banking

Acquisition Strategy and Effectiveness

Acquisition Strategy

- Target well-managed, high performing banks in key markets
- Disciplined transaction execution based on conservative assumptions
- 9 bank and 3 specialty finance acquisitions completed since Greater Bay was formed in 1996
- Superior integration track record
  - Individual bank identities and key staff retained
  - Achieved 2% average accretion in first full year of operation
  - Efficiencies gained through absorption of non-customer contact functions

Proven Ability to Consolidate Acquisitions



$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
80%
60%
40%
20%
12-96
12-97
12-98
12-99
12-00
YTD 9/01
65.34%
60.70%
58.47%
54.45%
46.36%
47.21%
$1,792
$2,236
$2,857
$3,737
$5,130
$6,844
Assets
* Efficiency Ratio

* Before merger, non-recurring and extraordinary items

Growth Achieved Since November 1996

- $3.0 billion in assets from eleven completed acquisitions
- $3.2 billion in internal asset growth through:
  - Core bank growth
  - New business line initiatives
  - New regional offices

Financial Highlights

Q3 2001
Financial Highlights

- Total assets reached $6.8 billion at 9/30/01, an increase of 51% from 9/30/00
- Loan growth - 26% from 9/30/00
- Deposit growth - 10% from 9/30/00
- Core earnings increased 16% over Q3 ‘00
- Core EPS was $.48, a 14% increase from Q3’00

Q3 2001
Financial Highlights

	Q3'00	Q3'01
➢ Return on Equity	24.14%	21.68% (1)
➢ Return on Assets	1.61%	1.30% (1)
➢ Efficiency Ratio	45.03%	48.94%

(1) Annualized

Net Income
($ in millions)


$80
$60
$40
$20
$0
$19.5
$26.0
$35.1
$46.2
$70.7
$18.3
$21.3
1996
1997
1998
1999
2000
Q3 '00
Q3 '01

Before merger, non-recurring and extraordinary items

Core Earnings Per Share

Diluted


$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
28.90% Compounded Annual Growth
$0.68
$0.89
$1.15
$1.62
$0.42
$0.48
1997
1998
1999
2000
Q3 '00
Q3 '01

Before merger, non-recurring and extraordinary items

Revenue & Expense Growth
($ in millions)


$350
$300
$250
$200
$150
$100
$50
$0
1997
1998
1999
2000
Q3 '01
25.99% Average Annual Revenue Growth
18.10% Average Annual Expense Growth
Revenue
Expense

Before merger, non-recurring and extraordinary items

Efficiency Ratio


80%
60%
40%
20%
0%
63.15%
60.72%
54.45%
46.36%
46.69%
47.21%
1997
1998
1999
2000
YTD '00*
YTD '01*

* As of September 30, 2000 and 2001, respectively
Before merger, non-recurring and extraordinary items

Return on Average Shareholders' Equity



30%
25%
20%
15%
10%
5%
0%
14.13%
16.24%
19.02%
21.08%
24.08%
23.25%
23.30%
1996
1997
1998
1999
2000
YTD'00*
YTD'01*

*Annualized Year to Date as of September 30, 2001
Before merger, non-recurring and extraordinary items

Return on Average Assets



2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
1.33%
1.37%
1.39%
1.61%
1.57%
1.47%
1997
1998
1999
2000
YTD'00*
YTD'01*

*Annualized Year to Date as of September 30, 2001
Before merger, non-recurring and extraordinary items

Net Interest Margin



7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.56%
5.39%
5.72%
5.31%
0.61%
4.70%
1998
1999
2000
YTD Q3'01
Stated NIM
B/S Mix Change

Loans
($ in billions)



$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.4
$1.7
$2.4
$3.5
$3.8
12/97
12/98
12/99
12/00
09/01

Net of LLR

Deposits
($ in Billions)



$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.9
$2.5
$3.3
$4.2
$4.3
12/97
12/98
12/99
12/00
09/01

Capital Strength

	9/30/01
Leverage Ratio	7.64%
Tier I Risk Based Capital	9.83%
Total Risk Based Capital	12.86%

Credit Quality

Non-Performing Assets to Total Assets


0.6%
0.4%
0.2%
0.0%
0.34%
0.20%
0.18%
0.25%
0.32%
12/97
12/98
12/99
12/00
09/01

Provision vs. Net Charge-Offs
($ in millions)



$50
$40
$30
$20
$10
$0
$10.5
$8.5
$16.8
$36.2
$32.7
$2.5
$2.0
$1.8
$11.1
$21.2
12/97
12/98
12/99
12/00
LTM 9/01
Provision
Net Charge-Offs

Coverage of Non-Performing Loans

($ in Millions)


$105
$90
$75
$60
$45
$30
$15
$0
1200%
1000%
800%
600%
400%
200%
0%
$19
$27
$33
$48
$84
$90
134%
342%
550%
690%
667%
418%
237%
279%
327%
233%
259%
12/96
12/97
12/98
12/99
12/00
09/01
ALLL
Coverage
Peer Bank Coverage

Credit Quality Analysis

- **YTD Charge-Offs**
  - .66% of loans
  - $18.3 million
  - 70% SNC related, 20% VBG related, 10% core bank related
- **NPAs**
  - 32 b.p. of assets
  - $21.6 million
  - 60% SNC related, 20% VBG related, 20% core bank related
- **Loan Loss Analysis**
  - .90 b.p. provision YTD
  - 2.31% of total loans

Real Estate Portfolio Stress Test

- Total portfolio - $2.1 billion
- Relationship lending focus – know your borrower and ensure adequate liquidity
- Average LTV at origination – 62.5%
- Average commercial DSCR – 1.25 to 1.35

Real Estate Portfolio Stress Test

- Re-evaluated DSCR and LTVs utilizing current (9/30) vacancy factors and lease rates

Real Estate Portfolio Stress Test

- Results
  - All loans originated pre-2000 have lower LTVs and higher DSCRs than at origination
  - For the $556 million 2000 originations, LTVs increase to 73%, with DSCRs declining to a range of 1.05 to 1.30
  - Based on this analysis, which factors in only current statistics and not borrower quality, Greater Bay continues to be confident about its credit quality.

Financial Results vs. Peers

	GBBK(a)	CA Banks $2–10 Billion(b)	Industry Averages (b)
ROE	23.30%	18.51%	12.39%
Efficiency Ratio	47.21%	48.15%	56.69%
Loan Loss Reserve to Loans	2.31%	1.98%	1.99%
EPS Growth Rate	25.00%	6.91%	5.31%
Total Asset Growth Rate	50.47%	11.13%	1.40%

(a) Before merger, non-recurring items and extraordinary items. YTD Q3 '00 to YTD Q3 '01.

(b) Source: Y-Merge data as of 9/30/01

Current Economic Conditions

Current S.F. Bay Area Economic Factors

- Employment levels are falling
  - Unemployment rates as of 9/01

National	4.9%
California	5.4%
San Francisco	5.6%
Los Angeles	5.8%
Santa Clara (Silicon Valley)	5.9%

- Current Status
  - Fewer lay-off announcements
  - Dot coms mostly gone
  - Large lay-offs by global companies – a small percentage worked in the Bay Area

Current S.F. Bay Area Economic Factors

- Tourism is down
  - Visit sunny California
- Commercial real estate vacancy
  - Rates are rising and rental rates falling
    - Don't compare to 2000
    - Back to 1997-1999 levels
    - Demand waiting for bottom?
    - Bay Area regions are not all alike
    - More than 50% of office and R & D inventory on the market is sublease space
- Survey by the Bay Area Council of 598 business executives - 70% say regional economy has reached bottom

Experienced Team

Management

Years of Banking Experience in the S.F. Bay Area

CEO	30+
COO	25+
CFO	9+
Regional President	30+
Regional President	17
Community Bank Presidents	6 at 25+
	3 at 20+
	2 at 15+

Board of Directors

- 14 of 16 Directors - 15+ years as a bank director
- Chairman - 35+ years as a real estate investor in the Bay Area (multi-family and office)
- Audit Committee Chairman - CPA, audit committee chairman of another public company, real estate investor for over 30 years
- ALCO Chairman - former CFO of a public technology company, owner of a leasing company, venture capitalist

Board of Directors
(continued)

- Loan Committee Chairman - 15+ years on bank loan committees
- Director - former State Senator, former head of non-profit Silicon Valley technology association
- Director - 30+ years experience in Bay Area commercial real estate, founder of NYSE REIT
- Director - former chair of the economics department of a major local university

Board of Directors
(continued)

- Director - former trustee of Stanford University and board member of two other public companies
- Director - corporate attorney and real estate investor for 40+ years
- Director - former president of a major home building company
- Director – former senior executive of technology company

Performance Goals and Peer Comparison

Performance Goals

- Continue to perform among top 10% of mid-cap banks in the U.S.
  - Asset quality
  - Earnings
  - Revenue Growth
  - Efficiency
- Building superior shareholder value over the long-term

Performance Goals

- 2002 Goals

Loan Growth	10%
Deposit Growth	5% - 10%
ROE	> 20%
ROA	1.3% - 1.4%
Efficiency Ratio	< 48%
EPS Growth	11% - 17%
NPA's	< .50%

Best of Breed Analysis

	PERFORMANCE METRICS					VALUATION METRICS	
	Q3'01 ROE. (2)	LTM Revenue Growth (2)	Q3'01 Efficiency Ratio (3)	Q3'01 NPAs/ Assets (3)	Q3'01 LLR/Loans (3)	Stock Price to 2001 EPS (1)	Stock Price to 2002 EPS (1)
J.P. Morgan Chase	10%	2%	64%	0.33%	1.98%	16x	14x
Wells Fargo	17%	8%	58%	0.60%	2.23%	20x	13x
U.S. Bancorp	21%	7%	50%	0.67%	2.15%	18x	14x
BB&T	19%	7%	51%	0.45%	1.35%	14x	12x
Fifth Third Bancorp	19%	6%	46%	0.30%	1.50%	24x	21x
Zions Bancorp	14%	7%	60%	0.45%	1.49%	15x	14x
City National Corp.	18%	26%	54%	0.32%	2.00%	14x	13x
Southwest Bancorp of Texas	16%	21%	61%	0.32%	1.18%	18x	16x
Average	**17%**	**11%**	**56%**	**0.43%**	**1.74%**	**17x**	**15x**
Median	**18%**	**7%**	**56%**	**0.39%**	**1.74%**	**17x**	**14x**
Greater Bay Bancorp	**22%**	**24%**	**49%**	**0.32%**	**2.31%**	**12x**	**11x**
Greater Bay Bancorp Rank	**1st**	**1st**	**2nd**	**2nd**	**1st**	**10th**	**10th**

(1) Source: I/B/E/S as of 11/02/01
(2) Source: Dain Rauscher Wessels
(3) Source: Q3 2001 8-K or Q3 2001 earnings announcement

Greater Bay Bancorp